Derivatives and Hedging Instruments	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and Hedging Instruments
Derivatives and Hedging Instruments
The Company may periodically enter into derivative financial instruments to manage risks related to interest rates and foreign currency. Certain of the Company’s derivative financial instruments qualify for hedge accounting treatment under the authoritative guidance for derivatives and hedging.
The following table summarizes the fair value of derivative instruments as recorded in the Company’s consolidated statements of financial condition (in thousands):

	December 31, 2017		December 31, 2016
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments:
Foreign currency exchange contracts	Other assets	$1,912	Other assets	$707
Foreign currency exchange contracts	Other liabilities	—	Other liabilities	(51)
Interest rate swap agreements	Other liabilities	(7)	Other liabilities	(27)
Derivatives not designated as hedging instruments:
Foreign currency exchange contracts	Other assets	—	Other assets	415
Foreign currency exchange contracts	Other liabilities	(1,110)	Other liabilities	(1,309)
Interest rate swap agreements	Other liabilities	—	Other liabilities	(104)
Interest rate cap contracts	Other assets	3,922	Other assets	—

Derivatives Designated as Hedging Instruments
The Company has operations in foreign countries, which expose the Company to foreign currency exchange rate fluctuations due to transactions denominated in foreign currencies. To mitigate a portion of this risk, the Company enters into derivative financial instruments, principally foreign currency forward contracts with financial counterparties. The Company adjusts the level and use of derivatives as soon as practicable after learning that an exposure has changed and reviews all exposures and derivative positions on an ongoing basis.
Certain of the foreign currency forward contracts are designated as cash flow hedging instruments and qualify for hedge accounting treatment. Gains and losses arising from the effective portion of such contracts are recorded as a component of accumulated other comprehensive income (“OCI”) as gains and losses on derivative instruments, net of income taxes. The hedging gains and losses in OCI are subsequently reclassified into earnings in the same period in which the underlying transactions affect the Company’s earnings. If all or a portion of the forecasted transaction is cancelled, this would render all or a portion of the cash flow hedge ineffective and the Company would reclassify the ineffective portion of the hedge into earnings. The Company generally does not experience ineffectiveness of the hedge relationship and the accompanying consolidated financial statements do not include any such gains or losses.
As of December 31, 2017, the total notional amount of the forward contracts that are designated as cash flow hedging instruments was $12.6 million. All of these outstanding contracts qualified for hedge accounting treatment. The Company estimates that approximately $1.9 million of net derivative gain included in OCI will be reclassified into earnings within the next 12 months. No gains or losses were reclassified from OCI into earnings as a result of forecasted transactions that failed to occur during the years ended December 31, 2017, 2016, or 2015.
The Company may periodically enter into interest rate swap agreements, to reduce its exposure to fluctuations in interest rates on variable interest rate debt and their impact on earnings and cash flows. As of December 31, 2017, there were two interest rate swap agreements outstanding with a total notional amount of $30.0 million Australian dollars (approximately $23.4 million U.S. dollars). The interest rate swap instrument is designated as cash flow hedge and accounted for using hedge accounting.
The following table summarizes the effects of derivatives in cash flow hedging relationships designated as hedging instruments on the Company’s consolidated statements of income for the years ended December 31, 2017 and 2016 (in thousands):

	Gain or (Loss) Recognized in OCI- Effective Portion		Location of Gain or (Loss) Reclassified from OCI into Income - Effective Portion	Gain or (Loss) Reclassified from OCI into Income - Effective Portion		Location of Gain or (Loss) Recognized - Ineffective Portion and Amount Excluded from Effectiveness Testing	Amount of Gain or (Loss) Recognized - Ineffective Portion and Amount Excluded from Effectiveness Testing
	2017	2016		2017	2016		2017	2016
Foreign currency exchange contracts	$2,302	$1,404	Salaries and employee benefits	$1,280	$755	Other (expense) income	$—	$—
Foreign currency exchange contracts	310	(5)	General and administrative expenses	76	105	Other (expense) income	—	—
Interest rate swap agreements	9	(131)	Interest expense	110	—	Other (expense) income	—	—

Derivatives Not Designated as Hedging Instruments
In 2016, Encore and its Cabot subsidiary collectively began entering into currency exchange forward contracts to reduce the effects of currency exchange rate fluctuations between the British Pound and Euro. These derivative contracts generally mature within one to three months and are not designated as hedge instruments for accounting purposes. The Company continues to monitor the level of exposure of the foreign currency exchange risk and may enter into additional short-term forward contracts on an ongoing basis. The gains or losses on these derivative contracts are recognized in other income or expense based on the changes in fair value. The Company’s Cabot subsidiary also holds two interest rate cap contracts with an aggregate notional amount of £300.0 million (approximately $405.3 million) that are used to manage its risk related to interest rate fluctuations. The Company does not apply hedge accounting on the interest rate cap contracts.
The following table summarizes the effects of derivatives in cash flow hedging relationships not designated as hedging instruments on the Company’s consolidated statements of income for the years ended December 31, 2017 and 2016 (in thousands):

Derivatives Not Designated as Hedging Instruments	Location of Gain or (Loss) Recognized in income on Derivative	Amount of Gain or (Loss) Recognized in Income on Derivative
		2017	2016	2015
Foreign currency exchange contracts	Other income (expense)	$1,755	$8,248	$—
Interest rate cap contracts	Interest expense	2,026	—	—
Interest rate swap agreements	Interest expense	110	144	92